EXHIBIT 4.2
                                                                   -----------

                                                                EXECUTION COPY


                         SECOND SUPPLEMENTAL INDENTURE


         "Supplemental Indenture", dated as of May 2, 2006, among MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Company"), MeriStar Hospitality Finance Corp. III, a Delaware corporation ("MeriStar Finance," and, together with the Company, the "Issuers"), MeriStar Hospitality Corporation, a Maryland corporation ("MeriStar"), Alcor Acquisition LLC, a Delaware limited liability company ("Successor"), the subsidiary guarantors parties hereto (the "Subsidiary Guarantors"), and U.S. Bank Trust National Association, as trustee (the "Trustee").

         WHEREAS, the Issuers, MeriStar, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered a certain Indenture, dated as of February 7, 2002, as supplemented by the Supplemental Indenture dated as of April 13, 2006 (as supplemented, the "Indenture"; capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture), and the Issuers have issued pursuant to the Indenture their 9?% Senior Notes due 2011 (the "Notes"), which are guaranteed by MeriStar and the Subsidiary Guarantors (together, the "Guarantors");

         WHEREAS, the Company, MeriStar, Successor and certain other entities have entered into an Agreement and Plan of Merger, dated as of February 20, 2006 (the "Merger Agreement"), which contemplates the execution and filing on May 2, 2006 of the Articles of Merger with the Maryland State Department of Assessments and Taxation and a Certificate of Merger with the Secretary of State of the State of Delaware providing for the merger of MeriStar with and into Successor (the "Merger"), with Successor continuing its existence under Delaware law;

         WHEREAS, Section 5.1 of the Indenture provides, among other things, that MeriStar shall not be prevented from merging with or into another corporation, Person or entity PROVIDED that, among other things, such corporation, Person or entity into which MeriStar shall have merged shall assume upon any such merger, all of the obligations of MeriStar under its Guarantee of the Notes and the Indenture pursuant to a supplemental indenture;

         WHEREAS, Section 9.1 of the Indenture provides, among other things, that, the Issuers, any Guarantors and the Trustee may amend or supplement the Indenture and any Guarantee with respect to the Notes, without the consent of any Holder, for one or more of the following purposes: (i) to provide for the assumption of MeriStar's obligations under its Guarantee of the Notes in the case of a merger involving MeriStar pursuant to Article 5 of the Indenture; and (ii) to make any change that does not adversely affect the legal rights of Holders under the Indenture;

         WHEREAS, each of the Issuers, MeriStar, the Subsidiary Guarantors and Successor have been authorized by resolutions of their General Partner, Board of Directors or Members, as the case may be, to enter into this Supplemental Indenture; and

         WHEREAS, all acts, conditions, proceedings and requirements necessary to make this Supplemental Indenture a valid, binding and legal agreement enforceable in accordance with its terms for the purposes expressed herein, in accordance with its terms, have been duly done and performed.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Issuers, MeriStar, the Subsidiary Guarantors, Successor and the Trustee hereby agree as follows:

                                   ARTICLE I

                   REPRESENTATIONS OF MERISTAR AND SUCCESSOR

         1.1.     MeriStar represents and warrants to the Trustee as follows:

         (a) MeriStar is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

         (b) The execution, delivery and performance by it of this Supplemental Indenture have been authorized and approved by all necessary corporate action on its part.

         1.2.     Successor represents and warrants to the Trustee as follows:

         (a) Successor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) The execution, delivery and performance by it of this Supplemental Indenture have been authorized and approved by all necessary limited liability company action on its part.

         1.3. Each of the Subsidiary Guarantors represents and warrants to the Trustee as follows:

         (a) It is duly organized, validly existing and in good standing under its jurisdiction of organization.

          (b) The execution, delivery and performance by it of this Supplemental Indenture have been authorized and approved by all necessary company or partnership action, as applicable, on its part.

           1.4. Each of MeriStar and Successor represents and warrants to the Trustee that upon the later of the filing and acceptance for record by the Maryland State Department of Assessments and Taxation and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such other time thereafter as is provided therein (the "Effective Time"), the Merger will be effective in accordance with the terms of the Merger Agreement and applicable law.

                                  ARTICLE II

                           ASSUMPTION AND AGREEMENTS

         2.1. In accordance with Section 5.1 of the Indenture, Successor hereby expressly assumes all of the obligations of MeriStar under its Guarantee of the Notes and the Indenture.

         2.2. Pursuant to Section 5.2 of the Indenture, Successor shall succeed to, and be substituted for, and may exercise every right and power of, MeriStar under the Indenture and its Guarantee of the Notes with the same effect as if Successor had been named as "the Parent" in the Indenture and the Notes; and thereafter MeriStar shall be relieved of all further obligations and covenants under the Indenture and its Guarantee of the Notes.

                                  ARTICLE III

                                  AMENDMENTS

         The references in:

         3.1. The preambles to the Indenture to "MeriStar Hospitality Corporation, a Maryland corporation (the "Parent")" are hereby amended to read "Alcor Acquisition LLC, a Delaware limited liability company ("Alcor")";

         3.2. Section 11.2 to the addresses for notices for each of the Issuers and MeriStar are hereby amended to read:

         "If to any Issuer:

         MeriStar Hospitality Operating Partnership, L.P.
         c/o Blackstone Real Estate Partners V L.P.
         345 Park Avenue
         New York, NY 10154
         Attention: Kenneth A. Caplan
         Telecopier No.: (212) 583-5202

         With a copy to:

         Simpson Thacher & Bartlett LLP
         425 Lexington Avenue
         New York, NY 10017
         Attention:  Brian M. Stadler, Esq.
                        Andrew R. Keller, Esq.
         Telecopier No.: (212) 455-2502"



         "If to Alcor:

         Alcor Acquisition LLC
         c/o Blackstone Real Estate Partners V L.P.
         345 Park Avenue
         New York, NY 10154
         Attention: Kenneth A. Caplan
         Telecopier No.: (212) 583-5202

         With a copy to:

         Simpson Thacher & Bartlett LLP
         425 Lexington Avenue
         New York, NY 10017
         Attention:  Brian M. Stadler, Esq.
                        Andrew R. Keller, Esq.
         Telecopier No.: (212) 455-2502"

         3.3. Each other reference in the Indenture and the Notes to "the Parent" shall be amended and deemed to be a reference to "Alcor".

         3.4. Except as amended hereby, the Indenture, the Notes and the Guarantees of the Notes are in all respects ratified and confirmed and all the terms thereof shall remain in full force and effect and the Indenture, as so amended, shall be read, taken and construed as one and the same instrument.

                                  ARTICLE IV

                                 MISCELLANEOUS

         4.1. This Supplemental Indenture shall become effective as of the Effective Time.

         4.2. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

         4.3.     The   parties   may  sign  any  number  of  copies  of  this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         4.4. The Article headings herein are for convenience only and shall not affect the construction hereof.

         4.5. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that may not be so limited, qualified or conflicted with, such provision of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

         4.6. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         4.7. Nothing in this Supplemental Indenture, the Indenture or the Notes, express or implied, shall give to any person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.



                                        ISSUERS:

                                        MERISTAR HOSPITALITY OPERATING
                                        PARTNERSHIP, L.P., a Delaware limited
                                        partnership

                                        By:  MeriStar Hospitality Corporation,
                                        as general partner


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President



                                        MERISTAR HOSPITALITY FINANCE CORP. III,
                                        a Delaware corporation


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President



                                        PARENT:

                                        MERISTAR HOSPITALITY CORPORATION, a
                                        Maryland corporation


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President

                                        SUCCESSOR:

                                        ALCOR ACQUISITION LLC, a Delaware
                                        limited liability company


                                        By  /s/ Kenneth A. Caplan
                                            -----------------------------------
                                            Name:   Kenneth A. Caplan
                                            Title:  Managing Director and
                                                    Vice President

                                        SUBSIDIARY GUARANTORS:


                                        MERISTAR LP, L.L.C., a Nevada limited
                                        liability company


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President



                                        MERISTAR HOTEL LESSEE, INC., a Delaware
                                        corporation


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President


                                        AGH PSS I, INC., a Delaware corporation


                                        By   /s/ Bruce G. Wiles
                                             ----------------------------------
                                             Name:  Bruce G. Wiles
                                             Title:  President


                                        MERISTAR ACQUISITION COMPANY, L.L.C., a
                                        Delaware limited liability company

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P., a Delaware
                                             limited partnership, member

                                             By:  MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner


                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                        AGH UPREIT LLC, a Delaware limited
                                        liability company

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P., a Delaware
\                                            limited partnership, member

                                             By:  MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner


                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President


                                        MERISTAR SUB 4C, L.P.
                                        MERISTAR SUB 4F, L.P.
                                        MERISTAR SUB 4E, L.P.
                                        MERISTAR SUB 4H, L.P.
                                        MERISTAR SUB 4B, L.P.
                                        MERISTAR SUB 1D, L.P.
                                        MERISTAR SUB 1C, L.P.. each a Delaware
                                        limited partnership

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P., a Delaware
                                             limited partnership, member

                                             By:  MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner


                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                        MERISTAR SUB 7H, L.L.C.
                                        MERISTAR SUB 1B, L.L.C.
                                        MERISTAR SUB 7G, L.L.C.
                                        MERISTAR SUB 6J, L.L.C.
                                        MERISTAR SUB 6K, L.L.C.
                                        MERISTAR SUB 6I, L.L.C.
                                        MERISTAR SUB 3D, L.L.C.
                                        MERISTAR SUB 5R, L.L.C.
                                        MERISTAR SUB 5A, L.L.C.
                                        MERISTAR SUB 6G, L.L.C.
                                        MERISTAR SUB 3A, L.L.C.
                                        MERISTAR SUB 1A, L.L.C.
                                        MERISTAR SUB 5E, L.L.C.
                                        MERISTAR SUB 5D, L.L.C.
                                        MERISTAR SUB 4J, L.L.C.
                                        CAPSTAR CHERRY HILL COMPANY, L.L.C.
                                        MERISTAR SUB 6C, L.L.C.
                                        MERISTAR SUB 4D, L.L.C.
                                        MERISTAR SUB 6E, L.L.C.
                                        MERISTAR SUB 6D, L.L.C.
                                        MERISTAR SUB 7E, L.L.C.
                                        MERISTAR SUB 3C, L.L.C.
                                        MERISTAR SUB 7F, L.L.C.
                                        MERISTAR SUB 7D, L.L.C.
                                        MERISTAR SUB 8E, L.L.C.
                                        MERISTAR SUB 8C, L.L.C.
                                        MERISTAR SUB 6B, L.L.C.
                                        MERISTAR SUB 6A, L.L.C.
                                        MERISTAR SUB 6F, L.L.C.
                                        MERISTAR SUB 8B, L.L.C.
                                        MERISTAR SUB 5K, LLC
                                        MERISTAR SUB 5H, LLC
                                        MERISTAR SUB 2A, LLC
                                        MERISTAR SUB 8G, LLC, each a Delaware
                                        limited liability company

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P., a Delaware
                                             limited partnership, member

                                             By:  MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President


                                        MERISTAR SUB 6L, LLC, a Delaware limited liability company

                                        By:  AGH UPREIT LLC,
                                             a Delaware limited liability
                                             company, member

                                             By:  MeriStar Hospitality Operating
                                                  Partnership, L.P., a Delaware
                                                  limited partnership, member

                                                  By:  MeriStar Hospitality
                                                       Corporation, a Maryland
                                                       corporation, member

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                        MeriStar Hospitality Operating
                                        Partnership, L.P., a Delaware limited
                                        partnership, member

                                        By:    MeriStar Hospitality Corporation,
                                               a Maryland corporation, general
                                               partner

                                               By: /s/ Bruce G. Wiles
                                                   ----------------------------
                                                   Name:   Bruce G. Wiles
                                                   Title:  President

                                        MDV LIMITED PARTNERSHIP, a Texas limited partnership
                                        MERISTAR SUB 4A, LTD., a Texas limited
                                        partnership
                                        MERISTAR SUB 5G, LIMITED PARTNERSHIP, a
                                        Florida limited partnership
                                        MERISTAR SUB 6H, L.P., a Delaware
                                        limited partnership

                                        By:  AGH UPREIT LLC,
                                             a Delaware limited liability
                                             company, their general partner

                                             By:  MeriStar Hospitality Operating
                                                  Partnership, L.P., a Delaware
                                                  limited partnership, member

                                                  By:  MeriStar Hospitality
                                                       Corporation, a Maryland
                                                       corporation, general
                                                       partner

                                                       By: /s/ Bruce G. Wiles
                                                           --------------------
                                                           Name:  Bruce G. Wiles
                                                           Title: President

                                        MERISTAR SUB 6M COMPANY, a Maryland
                                        general partnership

                                        By:  MeriStar Sub 6A, L.L.C.,
                                             a Delaware limited liability
                                             company, partner

                                        By:  MeriStar Hospitality Operating
                                             Partnership, L.P., a Delaware
                                             limited partnership, member

                                             By:  MeriStar Hospitality
                                                  Corporation, a Maryland
                                                  corporation, general partner

                                                  By: /s/ Bruce G. Wiles
                                                      -------------------------
                                                      Name:   Bruce G. Wiles
                                                      Title:  President

                                        MeriStar Sub 6F, L.L.C.,
                                        a Delaware limited liability company,
                                        partner

                                             By:  MeriStar Hospitality Operating
                                                  Partnership, L.P., a Delaware
                                                  limited partnership, member

                                                  By:  MeriStar Hospitality
                                                       Corporation, a Maryland
                                                       corporation, general
                                                       partner

                                                       By: /s/ Bruce G. Wiles
                                                           --------------------
                                                           Name:  Bruce G. Wiles
                                                           Title: President

                                        MERISTAR SUB 7A JOINT VENTURE, an Ohio
                                        general partnership

                                        By:  AGH UPREIT LLC,
                                             a Delaware limited liability
                                             company, partner

                                             By:  MeriStar Hospitality Operating
                                                  Partnership, L.P., a Delaware
                                                  limited partnership, member

                                                  By:  MeriStar Hospitality
                                                       Corporation, a Maryland
                                                       corporation, member

                                                       By: /s/ Bruce G. Wiles
                                                           --------------------
                                                           Name:  Bruce G. Wiles
                                                           Title: President

                                        MeriStar Hospitality Operating
                                        Partnership, L.P., a Delaware limited
                                        partnership, member

                                        By:  MeriStar Hospitality Corporation,
                                             a Maryland corporation, general
                                             partner

                                             By: /s/ Bruce G. Wiles
                                                 ------------------------------
                                                 Name:   Bruce G. Wiles
                                                 Title:  President

                                        MERISTAR SUB 8F, LTD., a Texas general
                                        partnership

                                        By:  MeriStar Sub 8G, LLC
                                             a Delaware limited liability
                                             company, its general partner

                                             By:  MeriStar Hospitality Operating
                                                  Partnership, L.P., a Delaware
                                                  limited partnership, its
                                                  managing member

                                                  By:  MeriStar Hospitality
                                                       Corporation, a Maryland
                                                       corporation, its general
                                                       partner

                                                       By: /s/ Bruce G. Wiles
                                                           --------------------
                                                           Name:  Bruce G. Wiles
                                                           Title: President

                                        Effective as to the following Guarantor
                                        as of the effective time of the merger
                                        of MeriStar Sub 5G, Limited Partnership
                                        into MeriStar Sub 5G, LP:

                                        MERISTAR SUB 5G, LP, a Delaware limited
                                        partnership

                                        By:  ALCOR GP LLC, a Delaware limited
                                             liability company, general partner

                                        By:  /s/ Kenneth A. Caplan
                                             ----------------------------------
                                             Name:   Kenneth A. Caplan
                                             Title:  Managing Director and
                                                     Vice President

                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Trustee


                                        By  /s/ Angelita Pena
                                            -----------------------------------
                                            Name:  Angelita Pena
                                            Title: Assistant Vice President